UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-03364
GREAT-WEST FUNDS, INC.
(Exact name of registrant as specified in charter)
8515 E. Orchard Road, Greenwood Village, Colorado 80111
(Address of principal executive offices)
David L. Musto
President and Chief Executive Officer
Great-West Funds, Inc.
8515 E. Orchard Road
Greenwood Village, Colorado 80111
(Name and address of agent for service)
Registrant's telephone number, including area code: (866) 831-7129
Date of fiscal year end: December 31
Date of reporting period: December 31, 2016

Item 1. REPORTS TO STOCKHOLDERS
GREAT-WEST FUNDS, INC.
Great-West Loomis Sayles Bond Fund
(Institutional and Initial Class)
Annual Report
December 31, 2016
This report and the financial statements attached are submitted for general information and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein is to be considered an offer of the sale of shares of the Fund. Such offering is made only by the prospectus of the Fund, which includes details as to offering price and other information.

Management Discussion
For the 12 months ending December 31, 2016, the Great-West Loomis Sayles Bond Fund (Institutional Class shares) returned 11.79%, outperforming its benchmark, the BofA Merrill Lynch Corporate/Government Index, which returned 2.92%. Security selection within high yield issues drove the out-performance. The multi-sector Fund has the flexibility to opportunistically invest in various fixed income sectors, including U.S. government obligations, foreign bonds and high yield domestic debt securities.
The first quarter rewarded buy and hold investors. After trading down by as much as 5% in early February, the Bloomberg Barclays U.S. Corporate High Yield Index rallied through quarter-end to post strong returns across credit qualities. The index’s option-adjusted spread (“OAS”) widened to as much as 1.79%, only to tighten late in the quarter and finish roughly unchanged. In Europe, additional monetary easing from the European Central Bank (“ECB”) may have lowered debt service costs for many euro zone sectors, but financials and insurance companies suffered due to the ultra-low rate environment and consistent yield curve (a curve that shows the relationship among bond yields across the maturity spectrum) flattening. Pan-European high yield industrials earned a positive return of 1.3% and represented over 72% of the Bloomberg Barclays Pan-European High Yield Index, but the drag from financials was great enough to pull the aggregate index return about flat for the quarter. Exposure to industrial holdings benefited from the broad market rally in the second half of the quarter. The high yield space was a large contributor to relative return as commodity-linked sectors, such as basic industry and energy, generated outsized returns. On average, investment grade industrial names also had a strong quarter, but results were more bifurcated by industry. Non-dollar-denominated securities performed well during the quarter, as the U.S. dollar weakened across the board, retreating 4.1% as measured by the U.S. dollar index and 2.9% as measured by the broad trade-weighted U.S. dollar index. A dovish Federal Reserve cooled dollar strength and lifted most foreign currencies, including those of emerging markets. Notably in developed markets, the Japanese yen rallied more than 6%, even after the Bank of Japan (“BOJ”) moved to negative bank deposit rates in late January. The euro also appreciated over 4% versus the dollar, despite the delivery of an additional easing package from the ECB. The oil price recovery and broad U.S. dollar weakness also supported the currencies of commodity exporters, such as Canada, Australia, New Zealand and Norway. However, name-specific exposure within the Fund’s Brazilian real-denominated holdings limited results during the quarter.
In the second quarter, U.S. high yield remained a sought-after asset class and easing financial conditions provided support. The U.S. high yield OAS tightened 0.54% to 6.02% as investors moved out the credit risk spectrum. Total return in lower-quality high yield securities, which dominated other fixed income benchmarks, was evidence of strong credit risk appetite. Additionally, lower-quality U.S. high yield securities outperformed similar-duration Treasuries. Pan-European high yield total returns were skewed toward lower-quality credits but to a much lesser extent than the U.S. The Pan-Euro OAS spiked 0.25% higher as a result of the United Kingdom’s referendum vote to leave the European Union (“Brexit”). Out-of-benchmark exposure to high yield credit was a top performer in the quarter as strong security selection contributed to absolute and excess return. Within the space, industrials fared the best as independent energy names benefited from the continued rebound in commodity prices. An allocation to the financial sector also produced positive returns on an absolute basis, though security selection weighed modestly on results. Investment grade credit was another top performer in the second quarter, also led by industrial names. Similar to the first quarter, results were more bifurcated by industry than in the high yield space. Financials benefited from longer-duration positioning (duration refers to a security’s price sensitivity to interest rate changes) versus the benchmark and strong security selection as banking, insurance and real estate investment trusts drove performance. Foreign exchange market performance showed mixed results across regions. In Asia, the BOJ failed to announce additional monetary stimulus plans even as measures of economic growth and inflation remained uninspiring. The resulting 9.5% pop in the Japanese yen indicated the market expected more easing. In China, the renminbi/U.S. dollar cross weakened to levels that created global market turbulence last January, but the pace of recent weakening was more gradual. At that time, the Bank of China was also managing the renminbi relative to a basket of developed and emerging market currencies, with less emphasis on the U.S. dollar. In Latin America, the Mexican peso struggled as political uncertainty and security concerns remained headline issues. The U.S. dollar index bumped around in the middle of its 18-month range during the quarter as market expectations for the next federal funds rate hike eased. The British pound weakened late in the quarter due to the political and economic uncertainties created by the Brexit vote. Out-of-benchmark exposure to non-dollar-denominated securities was the largest detractor of absolute and excess return during the quarter. Within the space, our Mexican peso-denominated securities weighed heavily on results as the currency was hit hard post-Brexit.
In the third quarter, U.S. high yield corporates were the leading domestic asset class, aided by low market volatility throughout the summer and consistently easy financial conditions. The U.S. high yield OAS, which was 4.80% on September 30, remained well above the 3.23% low of 2014. Commodity-related industry groups like metals and mining and energy showed leadership during the quarter and produced total returns greater than the overall asset class. Pan- European high yield securities continued to rally and reached an all-time low yield of 4.05%. Financial companies and banks, which represent just over 37% of the Pan-European High Yield index, under-performed most other industries but still earned positive returns. Despite historically low yields at the time, high yield indices still provided substantial yields relative to most other fixed income asset classes. Out-of-benchmark exposure to high yield credit was a top performer in the quarter largely due to strong security selection. Risk appetite remained high throughout the summer; this, coupled with low volatility, translated into a robust quarter for our industrial holdings. Within the industrial space, all sectors experienced positive results. The financial sector also had a strong quarter mostly due to security selection among finance companies. Investment grade corporates performed well globally during the quarter, led by the U.K. After Brexit, the Bank of England (BOE) cut its benchmark lending rate by 0.25% to ease the potential economic backlash from the country’s decision to leave the European Union. The interest rate cut coincided with a rally across the U.K. gilts yield curve, led by the long end. Among the Bloomberg Barclays high yield indices, the Sterling Aggregate Corporate index has the longest duration at 8.7 years, followed by the U.S. Corporate index at 7.5 years and the Euro-Aggregate at 5.4 years. Interest rates across the U.S. yield curve rose during the quarter, but the short end of the curve moved most. The elevated duration component of U.S. corporates hampered their total return, but not drastically. The ECB continued to buy investment grade corporates, a positive technical for that market. The yield to worst on the Euro-Aggregate rallied to 0.66%, compared with 2.84% on the U.S. Corporate index and 2.26% on the Sterling Aggregate Corporate index. Investment grade credit was another top performer in the third quarter, led by industrial names. Cyclical sectors tended to perform well and energy was a top performer. Financials benefited from strong security selection as Yankee (U.S. dollar-denominated bonds issued by a non-U.S. entity) banking names drove results.
During the fourth quarter, U.S. high yield was a bright spot in global fixed income and added to already impressive year-to-date total returns. A further rally in crude oil prices fostered credit repair within the energy sector and related industries, which were performance leaders during the quarter. U.S. high yield spreads tightened over 0.70% during the quarter and may go tighter still as credit stands to benefit from a pickup in the domestic economy. The Pan-European High Yield index, which has almost no exposure to the energy sector, performed about in line with U.S. high yield for the quarter. Credit risk appetite remained high as lower-quality securities continued to outperform, but opportunities in that space are limited. The lowest-quality securities represent a fraction of the U.S. High Yield and Pan-European High Yield indices. Our high yield holdings marginally contributed to the quarter’s out-performance following the post-election selloff which pushed Treasury yields higher. Our industrial holdings were the top contributor to relative return and benefited from strong security selection and exposure to independent energy names. Financials also aided relative return as Yankee banking names outperformed. The steepening U.S. yield curve defined the quarter’s fixed income performance as the impact from global monetary policy divergence intensified. Many developed market central banks like the ECB, BOJ and BOE are still actively managing quantitative easing programs while the Federal Reserve is hiking short-term interest rates. In the beginning of the fourth quarter, U.S. yields moved higher in anticipation of rate hikes in 2017 and 2018 along with expectations for higher inflation and slightly higher U.S. GDP growth. After the presidential election, Treasury yields continued higher, fueled by expectations for pro-business reform and corporate tax cuts that could increase aggregate demand and lead to increased inflation over the next few years. Relative to the benchmark, the strategy maintained a meaningful underweight to U.S. Treasuries, which, combined with a shorter duration stance, benefited performance.
Markets were in “reflation” mode during the final weeks of 2016, sending the 10-year U.S. Treasury yield to its highest level in more than two years. While economic indicators have shown modest improvement, most of the rise in yields is built on lofty expectations. In the coming years, we think a strengthening macro backdrop may support modestly higher yields.
The views and opinions in this report were current as of December 31, 2016 and are subject to change at any time. They are not guarantees of performance or investment results and should not be taken as investment advice. Fund holdings are subject to change at any time. Fund returns are net of fees unless otherwise noted.

Growth of $10,000
This graph compares the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records) with the performance of the Fund’s benchmark index. Results include the reinvestment of all dividends and capital gains distributions. Past performance is no guarantee of future results. The graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance does not include any fees or expenses of variable insurance contracts, individual retirement accounts (“IRA(s)”), qualified retirement plans or college savings programs. If such fees and expenses were included, returns would be lower.

20,000
15,000
10,000
5,000
Fund (Initial Class)
Bank of America Merrill Lynch Corporate/Government Index
12/31/2006
12/31/2007
12/31/2008
12/31/2009
12/31/2010
12/31/2011
12/31/2012
12/31/2013
12/31/2014
12/31/2015
12/31/2016

Year	Fund (Initial Class)	Bank of America Merrill Lynch Corporate/Government Index
	10,000.00	10,000.00
2007	10,810.00	10,727.10
2008	8,459.91	11,258.31
2009	11,713.59	11,802.65
2010	13,209.14	12,608.77
2011	13,794.30	13,694.38
2012	16,005.53	14,391.42
2013	17,292.21	14,006.38
2014	17,889.18	14,914.48
2015	16,717.46	14,959.05
2016	18,619.90	15,395.78

Note: Performance for the Institutional Class shares may vary due to their differing fee structure. See returns table below.
Average Annual Total Returns for the Periods Ended December 31, 2016
	One Year	Five Year	Ten Year / Since Inception(a)
Institutional Class	11.79%	N/A	2.25%
Initial Class	11.38%	6.19%	6.41%
(a) Institutional Class inception date was May 1, 2015.
Results include the reinvestment of all dividends and capital gains distributions. Past performance is no guarantee of future results. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance does not include any fees or expenses of variable insurance contracts, IRAs, qualified retirement plans or college savings programs. If such fees and expenses were included, returns would be lower.
Summary of Investments by Ratings as of December 31, 2016
Rating	Percentage of Fund Investments
Aaa	22.30%
A1	0.63
A2	2.28
A3	4.78
Baa1	3.26
Baa2	10.91
Baa3	8.26
Ba1	5.61
Ba2	6.05
Ba3	3.91
B1	5.09
B2	2.88
B3	5.62
CCC, CC, C	6.67
Equities	1.95
Not Rated	1.38
Short Term Investments	8.42
Total	100.00%
Shareholder Expense Example
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2016 to December 31, 2016).

Actual Expenses
The first row of the table below provides information about actual account values and actual expenses. You may use the information in this row, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first row under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second row of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second row of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(07/01/16)	(12/31/16)	(07/01/16 – 12/31/16)
Institutional Class
Actual	$1,000.00	$1,030.30	$2.81
Hypothetical (5% return before expenses)	$1,000.00	$1,022.40	$2.80
Initial Class
Actual	$1,000.00	$1,028.60	$4.59
Hypothetical (5% return before expenses)	$1,000.00	$1,020.60	$4.57
* Expenses are equal to the Fund's annualized expense ratio of 0.55% for the Institutional Class and 0.90% for the Initial Class shares, multiplied by the average account value over the period, multiplied by 184/366 days to reflect the one-half year period.
Performance does not include any fees or expenses of variable insurance contracts, IRAs, qualified retirement plans or college savings programs, if applicable. If such fees or expenses were included, returns would be lower.

GREAT-WEST FUNDS, INC.
GREAT-WEST LOOMIS SAYLES BOND FUND
Schedule of Investments
As of December 31, 2016
Principal Amount(a)		Fair Value
ASSET-BACKED SECURITIES
Non-Agency — 0.21%
$1,640,000	Michigan Tobacco Settlement Finance Authority Series 2006-A Class A 7.31%, 06/01/2034	$ 1,509,866
TOTAL ASSET-BACKED SECURITIES — 0.21% (Cost $1,639,842)		$ 1,509,866
CORPORATE BONDS AND NOTES
Basic Materials — 5.25%
	ArcelorMittal
80,000	6.50%, 03/01/2021	87,600
895,000	8.00%, 10/15/2039	982,119
3,625,000	7.75%, 03/01/2041(b)	3,860,625
3,565,000	Barminco Finance Property Ltd(c) 9.00%, 06/01/2018	3,663,038
3,485,000	Barrick Gold Corp 5.25%, 04/01/2042	3,394,383
520,000	Barrick Gold Corp Series A 5.80%, 11/15/2034	513,563
2,825,000	Barrick North America Finance LLC(b) 5.75%, 05/01/2043	2,969,468
	Chemours Co
3,480,000	6.63%, 05/15/2023(b)	3,445,200
805,000	7.00%, 05/15/2025	792,925
914,000	Cliffs Natural Resources Inc(c) 8.00%, 09/30/2020	950,560
1,790,000	Essar Steel Algoma Inc(c)(d)(e)(f) 9.50%, 11/15/2019	143,200
	Freeport-McMoRan Inc
325,000	5.40%, 11/14/2034	273,000
3,585,000	5.45%, 03/15/2043	2,966,659
	Georgia-Pacific LLC
110,000	7.38%, 12/01/2025	138,202
435,000	7.25%, 06/01/2028	557,262
90,000	8.88%, 05/15/2031	133,350
	Hexion Inc
1,000,000	9.00%, 11/15/2020	780,000
480,000	9.20%, 03/15/2021	340,800
2,220,000	7.88%, 02/15/2023	1,531,800
3,750,000	INVISTA Finance LLC(c) 4.25%, 10/15/2019	3,717,731
190,000	Methanex Corp 5.25%, 03/01/2022	195,952
2,080,000	Newmont Mining Corp 4.88%, 03/15/2042	1,951,562
600,000	Rain CII Carbon LLC / CII Carbon Corp(c) 8.25%, 01/15/2021	594,000
565,000	Rio Tinto Finance USA PLC 4.13%, 08/21/2042	554,940
	United States Steel Corp
680,000	7.50%, 03/15/2022(b)	702,100
Principal Amount(a)		Fair Value
Basic Materials — (continued)
$ 3,070,000	6.65%, 06/01/2037	$ 2,647,875
		37,887,914
Communications — 6.76%
580,000	Alcatel-Lucent USA Inc 6.45%, 03/15/2029	604,650
24,300,000	America Movil SAB de CV Series 12 MXP, 6.45%, 12/05/2022	1,062,337
2,490,000	AT&T Inc 3.95%, 01/15/2025	2,494,313
	CenturyLink Inc
860,000	7.60%, 09/15/2039	750,350
425,000	7.65%, 03/15/2042	371,875
1,255,000	Cincinnati Bell Inc(c) 7.00%, 07/15/2024	1,327,162
3,930,000	Clear Channel Worldwide Holdings Inc 7.63%, 03/15/2020	3,927,524
770,000	Consolidated Communications Inc 6.50%, 10/01/2022	764,225
945,000	Cox Communications Inc(c) 4.80%, 02/01/2035	880,245
1,640,000	DISH DBS Corp 5.00%, 03/15/2023	1,631,800
775,000	Embarq Corp 8.00%, 06/01/2036	726,563
1,125,000	Frontier Communications Corp 11.00%, 09/15/2025	1,161,562
290,000	Lamar Media Corp 5.00%, 05/01/2023	298,700
63,000	Motorola Solutions Inc 6.63%, 11/15/2037	63,734
	Portugal Telecom International Finance(d)
1,350,000	EUR, 5.00%, 11/04/2019(e)	419,219
1,300,000	EUR, 4.50%, 06/16/2025(g)	411,903
	Qwest Capital Funding Inc
150,000	7.63%, 08/03/2021	155,250
1,960,000	6.88%, 07/15/2028	1,778,700
3,500,000	7.75%, 02/15/2031	3,185,000
	Qwest Corp
500,000	7.25%, 09/15/2025	536,374
1,837,000	6.88%, 09/15/2033	1,753,988
	Sprint Capital Corp
5,474,000	6.88%, 11/15/2028	5,405,575
540,000	8.75%, 03/15/2032	594,000
815,000	Sprint Communications Inc 6.00%, 11/15/2022	821,113
	Sprint Corp
545,000	7.88%, 09/15/2023	581,788
215,000	7.13%, 06/15/2024	221,450
	Telecom Italia Capital SA
500,000	6.38%, 11/15/2033	477,500
940,000	6.00%, 09/30/2034	869,500
	Telefonica Emisiones SAU
225,000	5.13%, 04/27/2020	241,078
200,000	GBP, 5.29%, 12/09/2022	287,760
400,000	GBP, 5.38%, 02/02/2026	588,474
525,000	7.05%, 06/20/2036	609,371
See Notes to Financial Statements.

Annual Report - December 31, 2016

GREAT-WEST FUNDS, INC.
GREAT-WEST LOOMIS SAYLES BOND FUND
Schedule of Investments
As of December 31, 2016
Principal Amount(a)		Fair Value
Communications — (continued)
	Time Warner Cable Inc
$ 35,000	5.88%, 11/15/2040	$ 37,326
235,000	5.50%, 09/01/2041	238,904
200,000	4.50%, 09/15/2042	181,131
1,300,000	UPC Holding BV(c) EUR, 6.38%, 09/15/2022	1,453,978
	Viacom Inc
470,000	4.85%, 12/15/2034	418,992
65,000	4.38%, 03/15/2043	51,776
390,000	5.85%, 09/01/2043	382,200
1,065,000	5.25%, 04/01/2044	968,874
2,100,000	Videotron Ltd(c) CAD, 5.63%, 06/15/2025	1,614,903
400,000	Virgin Media Finance PLC(c) 6.00%, 10/15/2024	412,000
4,000,000	VTR Finance BV(c) 6.88%, 01/15/2024	4,130,000
	Windstream Services LLC
2,015,000	7.75%, 10/01/2021(b)	2,071,420
155,000	7.50%, 06/01/2022	151,900
1,795,000	7.50%, 04/01/2023(b)	1,727,687
		48,844,174
Consumer, Cyclical — 13.40%
223,162	Air Canada 2013-1 Class B Pass Through Trust(c) 5.38%, 05/15/2021	228,741
340,195	American Airlines 2013-1 Class A Pass Through Trust 4.00%, 07/15/2025	350,401
166,033	American Airlines 2013-1 Class B Pass Through Trust(c) 5.63%, 01/15/2021	171,844
5,146,294	American Airlines 2013-2 Class A Pass Through Trust 4.95%, 01/15/2023	5,487,236
6,927,748	American Airlines 2016-1 Class B Pass Through Trust 5.25%, 01/15/2024	7,100,942
7,440,000	American Airlines Group Inc(b)(c) 5.50%, 10/01/2019	7,681,800
408,936	Atlas Air 1999-1 Class C Pass Through Trust(g)(h) 8.77%, 01/02/2011	417,115
1,360,000	Beazer Homes USA Inc 7.25%, 02/01/2023	1,380,400
13,580,000	Best Buy Co Inc 5.00%, 08/01/2018	14,203,186
5,013	Continental Airlines 2000-2 Class B Pass Through Trust 8.31%, 04/02/2018	5,285
67,753	Continental Airlines 2012-1 Class B Pass Through Trust 6.25%, 04/11/2020	70,294
Principal Amount(a)		Fair Value
Consumer, Cyclical — (continued)
$ 645,000	Continental Airlines 2012-3 Class C Pass Through Trust 6.13%, 04/29/2018	$ 670,800
796,377	Delta Air Lines 2007-1 Class A Pass Through Trust 6.82%, 08/10/2022	915,833
	Dillard's Inc
430,000	6.63%, 01/15/2018	448,073
500,000	7.88%, 01/01/2023	593,750
1,070,000	7.75%, 07/15/2026	1,225,150
850,000	Foot Locker Inc 8.50%, 01/15/2022	996,625
	Ford Motor Co
155,000	6.50%, 08/01/2018(b)	165,315
245,000	7.13%, 11/15/2025	289,904
265,000	7.50%, 08/01/2026	319,629
50,000	6.63%, 02/15/2028	57,471
755,000	6.63%, 10/01/2028	887,622
2,080,000	6.38%, 02/01/2029	2,372,600
2,035,000	7.45%, 07/16/2031	2,554,017
920,000	7.40%, 11/01/2046	1,202,359
10,770,000	Ford Motor Credit Co LLC 4.39%, 01/08/2026	10,915,126
	General Motors Co
295,000	5.20%, 04/01/2045	284,354
495,000	6.75%, 04/01/2046	580,482
	General Motors Financial Co Inc
1,210,000	4.38%, 09/25/2021	1,255,150
2,330,000	5.25%, 03/01/2026	2,447,644
2,595,000	Group 1 Automotive Inc 5.00%, 06/01/2022	2,562,562
166,000	JC Penney Corp Inc 6.38%, 10/15/2036	139,647
	K Hovnanian Enterprises Inc
445,000	7.00%, 01/15/2019(c)	378,250
680,000	8.00%, 11/01/2019(c)	544,000
45,000	5.00%, 11/01/2021	33,750
450,000	KB Home 4.75%, 05/15/2019	459,000
	Lennar Corp
1,760,000	4.50%, 06/15/2019	1,817,200
1,330,000	4.75%, 11/15/2022	1,363,250
50,000	Macy's Retail Holdings Inc 4.50%, 12/15/2034	44,697
	New Albertsons Inc
805,000	7.75%, 06/15/2026	796,950
4,905,000	7.45%, 08/01/2029	4,635,225
75,000	8.70%, 05/01/2030	75,375
1,500,000	8.00%, 05/01/2031	1,436,250
4,275,000	New Albertsons Inc Series C 6.63%, 06/01/2028	3,826,125
	PulteGroup Inc
1,000,000	6.38%, 05/15/2033	997,500
3,870,000	6.00%, 02/15/2035	3,715,200
665,000	Toro Co 6.63%, 05/01/2037	729,357
	TRI Pointe Holdings Inc
415,000	4.38%, 06/15/2019	422,262
5,000	5.88%, 06/15/2024	5,150
See Notes to Financial Statements.

Annual Report - December 31, 2016

GREAT-WEST FUNDS, INC.
GREAT-WEST LOOMIS SAYLES BOND FUND
Schedule of Investments
As of December 31, 2016
Principal Amount(a)		Fair Value
Consumer, Cyclical — (continued)
$1,284,000	TRU Taj LLC / TRU Taj Finance Inc(c) 12.00%, 08/15/2021	$ 1,261,530
300,038	United Airlines 2007-1 Pass Through Trust 6.64%, 07/02/2022	323,291
974,704	United Airlines 2014-1 Class A Pass Through Trust 4.00%, 04/11/2026	994,198
504,614	US Airways 2011-1 Class A Pass Through Trust 7.13%, 10/22/2023	580,306
1,087,164	US Airways 2012-1 Class A Pass Through Trust 5.90%, 10/01/2024	1,212,188
1,869,295	US Airways 2012-1 Class B Pass Through Trust 8.00%, 10/01/2019	2,074,917
745,459	US Airways 2012-2 Class A Pass Through Trust 4.63%, 06/03/2025	790,186
240,000	Wagamama Finance PLC(c) GBP, 7.88%, 02/01/2020	309,100
		96,806,614
Consumer, Non-Cyclical — 3.35%
475,000	Avon Products Inc 8.95%, 03/15/2043	416,813
430,000	BioScrip Inc 8.88%, 02/15/2021	322,500
620,000	Boston Scientific Corp 6.00%, 01/15/2020	681,275
285,000	Delhaize Group 5.70%, 10/01/2040	315,807
970,000	DS Services of America Inc(c) 10.00%, 09/01/2021	1,063,362
	HCA Inc
395,000	7.50%, 12/15/2023	437,463
575,000	8.36%, 04/15/2024	652,625
765,000	7.69%, 06/15/2025	831,937
1,115,000	7.58%, 09/15/2025	1,201,412
2,505,000	7.05%, 12/01/2027	2,567,625
725,000	7.50%, 11/06/2033	768,500
175,000	7.75%, 07/15/2036	185,063
3,895,000	Midas Intermediate Holdco II LLC / Midas Intermediate Holdco II Finance Inc(c) 7.88%, 10/01/2022	4,021,587
	RR Donnelley & Sons Co
265,000	7.88%, 03/15/2021	272,950
150,000	7.00%, 02/15/2022	150,750
105,000	6.50%, 11/15/2023(b)	102,244
1,010,000	6.00%, 04/01/2024	951,925
1,140,000	ServiceMaster Co LLC 7.45%, 08/15/2027	1,199,850
3,195,000	SUPERVALU Inc(b) 6.75%, 06/01/2021	3,226,950
Principal Amount(a)		Fair Value
Consumer, Non-Cyclical — (continued)
	Tenet Healthcare Corp
$1,985,000	5.00%, 03/01/2019	$ 1,935,375
515,000	7.50%, 01/01/2022(c)	536,887
1,180,000	6.75%, 06/15/2023	1,041,350
425,000	6.88%, 11/15/2031	327,781
	United Rentals North America Inc
185,000	7.63%, 04/15/2022	194,713
775,000	6.13%, 06/15/2023	821,500
		24,228,244
Energy — 7.19%
992,865	Alta Wind Holdings LLC(c) 7.00%, 06/30/2035	1,083,289
	Anadarko Petroleum Corp
520,000	3.45%, 07/15/2024	510,455
820,000	4.50%, 07/15/2044	770,432
	Baytex Energy Corp(c)
415,000	5.13%, 06/01/2021	374,538
420,000	5.63%, 06/01/2024	370,650
2,035,000	Bellatrix Exploration Ltd(c) 8.50%, 05/15/2020	1,999,387
	California Resources Corp
359,000	5.50%, 09/15/2021	281,815
1,555,000	8.00%, 12/15/2022(c)	1,383,950
48,000	6.00%, 11/15/2024	35,040
	Chesapeake Energy Corp
145,000	7.25%, 12/15/2018	156,600
390,000	6.63%, 08/15/2020(b)	393,900
35,000	6.88%, 11/15/2020	35,000
1,175,000	6.13%, 02/15/2021(b)	1,145,625
2,965,000	4.88%, 04/15/2022(b)	2,705,562
190,000	5.75%, 03/15/2023	178,600
	Continental Resources Inc
100,000	4.50%, 04/15/2023	98,000
545,000	3.80%, 06/01/2024	502,763
395,000	DCP Midstream LLC(c) 6.45%, 11/03/2036	395,000
	Devon Energy Corp(b)
3,115,000	3.25%, 05/15/2022	3,095,235
2,570,000	5.85%, 12/15/2025	2,919,872
	Enbridge Energy Partners LP
1,750,000	5.88%, 10/15/2025(b)	1,951,110
1,665,000	7.38%, 10/15/2045	2,065,176
500,000	EQT Corp 8.13%, 06/01/2019	562,565
860,000	FTS International Inc(b) 6.25%, 05/01/2022	713,800
200,000	Global Marine Inc 7.00%, 06/01/2028	162,000
600,000	IFM US Colonial Pipeline 2 LLC(c) 6.45%, 05/01/2021	653,275
250,000	Kinder Morgan Inc 7.80%, 08/01/2031	309,074
	MEG Energy Corp(c)
155,000	6.38%, 01/30/2023	137,950
1,375,000	7.00%, 03/31/2024	1,244,375
	MPLX LP
80,000	4.50%, 07/15/2023	81,249
See Notes to Financial Statements.

Annual Report - December 31, 2016

GREAT-WEST FUNDS, INC.
GREAT-WEST LOOMIS SAYLES BOND FUND
Schedule of Investments
As of December 31, 2016
Principal Amount(a)		Fair Value
Energy — (continued)
$ 295,000	4.88%, 06/01/2025	$ 303,303
2,700,000	Newfield Exploration Co 5.63%, 07/01/2024	2,814,750
	ONEOK Partners LP
225,000	4.90%, 03/15/2025	241,340
70,000	6.20%, 09/15/2043	77,830
	Paragon Offshore PLC(c)(e)(f)
741,000	6.75%, 07/15/2022(d)	129,675
1,714,000	7.25%, 08/15/2024	299,950
1,075,000	Petrobras Global Finance BV 5.63%, 05/20/2043	794,640
2,135,000	Precision Drilling Corp 5.25%, 11/15/2024	1,996,225
	QEP Resources Inc
408,000	6.88%, 03/01/2021(b)	433,500
405,000	5.38%, 10/01/2022	406,013
1,120,000	5.25%, 05/01/2023	1,122,800
	Range Resources Corp
1,455,000	5.00%, 08/15/2022(c)	1,445,906
490,000	5.00%, 03/15/2023(c)	485,100
965,000	4.88%, 05/15/2025	934,844
	Sabine Pass Liquefaction LLC
1,110,000	5.63%, 02/01/2021	1,187,700
215,000	5.63%, 03/01/2025	230,050
3,205,000	Sidewinder Drilling Inc(c) 9.75%, 11/15/2019	200,313
970,000	Southwestern Energy Co 6.70%, 01/23/2025	991,825
4,340,000	Transcontinental Gas Pipe Line Co LLC(c) 7.85%, 02/01/2026	5,472,592
1,090,000	Transocean Inc(b) 5.55%, 10/15/2022	956,475
4,300,000	Transocean Proteus Ltd(c) 6.25%, 12/01/2024	4,340,334
700,000	Western Refining Logistics LP / WNRL Finance Corp 7.50%, 02/15/2023	756,000
		51,937,452
Financial — 17.45%
100,000	AGFC Capital Trust I(c)(i) 6.00%, 01/15/2067	45,000
	Ally Financial Inc
552,000	8.00%, 12/31/2018	602,370
1,500,000	3.50%, 01/27/2019	1,507,500
3,770,000	5.13%, 09/30/2024(b)	3,835,975
869,000	8.00%, 11/01/2031	1,007,970
	American International Group Inc
60,000	4.88%, 06/01/2022	65,567
75,000	4.13%, 02/15/2024	77,866
	Bank of America Corp
50,000	EUR, 0.23%, 09/14/2018(i)	52,622
800,000	5.49%, 03/15/2019	848,676
1,724,000	7.63%, 06/01/2019	1,937,286
800,000	3.30%, 01/11/2023	802,672
450,000	4.25%, 10/22/2026	455,448
1,900,000	6.11%, 01/29/2037	2,227,362
850,000	Camden Property Trust 5.70%, 05/15/2017	862,662
Principal Amount(a)		Fair Value
Financial — (continued)
	Citigroup Inc
$ 4,010,000	NZD, 6.25%, 06/29/2017	$ 2,827,631
100,000	EUR, 0.96%, 11/30/2017(i)	105,423
5,925,000	3.50%, 05/15/2023	5,905,874
2,698,482	Doric Nimrod Air Alpha 2013-1 Class B Pass Through Trust(c) 6.13%, 11/30/2019	2,799,675
2,125,000	Fidelity National Financial Inc 5.50%, 09/01/2022	2,247,695
1,900,000	Forethought Financial Group Inc(c)(f) 8.63%, 04/15/2021	2,111,538
	Genworth Holdings Inc
1,005,000	4.90%, 08/15/2023	829,125
365,000	4.80%, 02/15/2024	297,475
450,000	6.50%, 06/15/2034	360,000
	Goldman Sachs Group Inc
8,135,000	CAD, 3.55%, 02/12/2021(f)	6,340,895
1,600,000	6.75%, 10/01/2037	1,975,755
2,520,000	HBOS PLC(c) 6.75%, 05/21/2018	2,657,332
	Highwoods Realty LP
2,640,000	5.85%, 03/15/2017	2,662,321
2,200,000	7.50%, 04/15/2018	2,347,160
	International Lease Finance Corp
290,000	8.25%, 12/15/2020	337,850
1,105,000	4.63%, 04/15/2021	1,145,056
1,385,000	5.88%, 08/15/2022	1,502,725
	iStar Financial Inc
110,000	5.85%, 03/15/2017	110,495
575,000	7.13%, 02/15/2018	592,250
350,000	4.88%, 07/01/2018	349,563
345,000	Jefferies Finance LLC / JFIN Co-Issuer Corp(c) 6.88%, 04/15/2022	332,925
	Jefferies Group LLC
265,000	5.13%, 04/13/2018	273,916
975,000	6.88%, 04/15/2021	1,109,193
1,165,000	5.13%, 01/20/2023	1,219,220
705,000	6.45%, 06/08/2027	773,186
1,140,000	6.25%, 01/15/2036	1,162,639
1,335,000	JPMorgan Chase & Co NZD, 4.25%, 11/02/2018	938,003
1,000,000	KeyCorp Capital III 7.75%, 07/15/2029	1,163,639
2,472,000	Lloyds Banking Group PLC 4.58%, 12/10/2025	2,483,950
600,000	MBIA Insurance Corp(c)(i) 12.14%, 01/15/2033	276,000
245,000	MetLife Capital Trust X(c) 9.25%, 04/08/2038	333,200
1,355,000	MetLife Inc 10.75%, 08/01/2039	2,079,925
	Morgan Stanley
1,025,000	AUD, 4.75%, 11/16/2018	760,678
435,000	5.75%, 01/25/2021	482,666
2,225,000	CAD, 3.13%, 08/05/2021	1,708,576
570,000	3.75%, 02/25/2023	585,472
11,545,000	4.10%, 05/22/2023	11,851,197
See Notes to Financial Statements.

Annual Report - December 31, 2016

GREAT-WEST FUNDS, INC.
GREAT-WEST LOOMIS SAYLES BOND FUND
Schedule of Investments
As of December 31, 2016
Principal Amount(a)		Fair Value
Financial — (continued)
$3,895,000	4.35%, 09/08/2026	$ 3,991,393
3,005,000	Mutual of Omaha Insurance Co(c) 6.80%, 06/15/2036	3,579,520
	Navient Corp
100,000	4.63%, 09/25/2017	101,625
2,175,000	8.45%, 06/15/2018	2,343,563
345,000	5.50%, 01/15/2019	357,938
190,000	5.50%, 01/25/2023	184,300
1,035,000	6.13%, 03/25/2024	1,005,244
395,000	5.88%, 10/25/2024	375,250
3,035,000	5.63%, 08/01/2033	2,503,875
2,120,000	Old Republic International Corp 4.88%, 10/01/2024	2,208,839
535,000	Penn Mutual Life Insurance Co(c) 6.65%, 06/15/2034	595,578
1,060,000	Quicken Loans Inc(c) 5.75%, 05/01/2025	1,030,850
	Royal Bank of Scotland Group PLC
70,000	EUR, 5.25%, Perpetual(j)	69,879
905,000	EUR, 5.50%, Perpetual(j)	904,305
620,000	6.10%, 06/10/2023	648,960
1,185,000	6.00%, 12/19/2023	1,230,864
	Royal Bank of Scotland PLC
50,000	EUR, 4.35%, 01/23/2017	52,740
400,000	EUR, 6.93%, 04/09/2018	451,794
7,800,000	Santander Issuances SAU 5.18%, 11/19/2025	7,873,343
	Societe Generale SA(c)
1,700,000	5.92%, Perpetual(i)(j)	1,685,465
3,560,000	4.75%, 11/24/2025	3,581,139
3,285,000	5.63%, 11/24/2045	3,399,059
	Springleaf Finance Corp
1,325,000	5.25%, 12/15/2019	1,334,938
2,545,000	6.00%, 06/01/2020	2,579,994
2,055,000	7.75%, 10/01/2021	2,168,025
900,000	Springleaf Finance Corp Series J 6.50%, 09/15/2017	922,500
	XLIT Ltd
575,000	6.38%, 11/15/2024	671,139
725,000	6.25%, 05/15/2027	856,556
		126,077,874
Industrial — 5.16%
225,000	AECOM Technology Corp 5.88%, 10/15/2024	240,212
159,000	Agilent Technologies Inc 6.50%, 11/01/2017	164,953
	Alcoa Inc
140,000	5.87%, 02/23/2022	149,800
8,335,000	5.90%, 02/01/2027	8,689,238
255,000	6.75%, 01/15/2028	273,360
1,650,000	APL Ltd 8.00%, 01/15/2024	1,066,313
2,390,000	Atrium Windows & Doors Inc(c) 7.75%, 05/01/2019	2,210,750
Principal Amount(a)		Fair Value
Industrial — (continued)
	Bombardier Inc(c)
$6,985,000	6.00%, 10/15/2022	$ 6,565,900
1,550,000	CAD, 7.35%, 12/22/2026	1,038,990
425,000	Cleaver-Brooks Inc(c) 8.75%, 12/15/2019	442,531
950,000	Corning Inc 7.25%, 08/15/2036	1,121,643
740,000	Gates Global LLC / Gates Global Co(c) 6.00%, 07/15/2022	723,720
680,000	General Electric Capital Corp NZD, 5.50%, 02/01/2017	473,481
950,000	Ingram Micro Inc 5.25%, 09/01/2017	963,970
	Masco Corp
1,000,000	7.75%, 08/01/2029	1,223,859
1,620,000	6.50%, 08/15/2032	1,757,084
1,025,000	Meccanica Holdings USA Inc(c) 6.25%, 01/15/2040	1,037,813
386,000	Missouri Pacific Railroad Co 5.00%, 01/01/2045	350,288
865,000	Owens Corning 7.00%, 12/01/2036	1,025,591
3,930,000	Rock-Tenn Co 4.00%, 03/01/2023	4,058,240
1,790,000	Sealed Air Corp(c) 5.50%, 09/15/2025	1,848,175
837,000	TransDigm Inc 6.50%, 07/15/2024	875,711
	Westvaco Corp
485,000	8.20%, 01/15/2030	633,156
230,000	7.95%, 02/15/2031	302,684
		37,237,462
Technology — 1.30%
461,000	Advanced Micro Devices Inc(b) 7.00%, 07/01/2024	478,288
2,235,000	Amkor Technology Inc 6.38%, 10/01/2022	2,329,987
	Diamond 1 Finance Corp / Diamond 2 Finance Corp(c)
1,240,000	6.02%, 06/15/2026	1,343,287
1,575,000	8.10%, 07/15/2036	1,873,592
1,130,000	8.35%, 07/15/2046	1,391,355
1,250,000	Hewlett Packard Enterprise Co 6.35%, 10/15/2045	1,262,626
750,000	Micron Technology Inc(c) 5.63%, 01/15/2026	743,438
		9,422,573
Utilities — 0.77%
983,445	Bruce Mansfield Unit 1 2007 Pass Through Trust 6.85%, 06/01/2034	295,034
860,000	DPL Inc 6.75%, 10/01/2019	875,050
2,210,000	EDP Finance BV(c) 4.13%, 01/15/2020	2,258,443
See Notes to Financial Statements.

Annual Report - December 31, 2016

GREAT-WEST FUNDS, INC.
GREAT-WEST LOOMIS SAYLES BOND FUND
Schedule of Investments
As of December 31, 2016
Principal Amount(a)		Fair Value
Utilities — (continued)
$1,900,000	Enel Finance International NV(c) 6.00%, 10/07/2039	$ 2,122,642
		5,551,169
TOTAL CORPORATE BONDS AND NOTES — 60.63% (Cost $420,195,105)		$ 437,993,476
CONVERTIBLE BONDS
Basic Materials — 0.04%
215,000	RPM International Inc(b) 2.25%, 12/15/2020	257,328
Communications — 0.93%
	Ciena Corp
1,725,000	0.88%, 06/15/2017(b)	1,717,453
1,045,000	3.75%, 10/15/2018(c)	1,411,403
1,140,000	JDS Uniphase Corp(b) 0.63%, 08/15/2033	1,178,475
56,239	Liberty Interactive LLC 3.50%, 01/15/2031	29,666
2,260,000	Priceline Group Inc(b) 0.90%, 09/15/2021	2,387,125
		6,724,122
Consumer, Cyclical — 0.22%
540,000	CalAtlantic Group Inc 0.25%, 06/01/2019	502,875
155,000	Iconix Brand Group Inc 1.50%, 03/15/2018	145,700
935,000	KB Home 1.38%, 02/01/2019	909,872
		1,558,447
Consumer, Non-Cyclical — 0.03%
160,000	Hologic Inc(k) 2.00%, 03/01/2042	217,000
Energy — 0.93%
	Chesapeake Energy Corp
150,000	5.50%, 09/15/2026(c)	162,375
434,000	2.50%, 05/15/2037	435,627
6,250,000	2.25%, 12/15/2038	6,140,625
		6,738,627
Financial — 0.34%
195,000	Jefferies Group LLC 3.88%, 11/01/2029	196,950
Principal Amount(a)		Fair Value
Financial — (continued)
$ 1,810,000	Old Republic International Corp 3.75%, 03/15/2018	$ 2,264,763
		2,461,713
Industrial — 0.02%
95,000	Trinity Industries Inc 3.88%, 06/01/2036	121,541
Technology — 2.61%
4,715,000	Intel Corp 3.25%, 08/01/2039	8,313,134
1,070,000	Microchip Technology Inc 1.63%, 02/15/2025	1,385,650
	Nuance Communications Inc
3,497,000	1.50%, 11/01/2035	3,389,905
840,000	1.00%, 12/15/2035	758,625
2,435,000	ON Semiconductor Corp(b) 1.00%, 12/01/2020	2,494,353
2,505,000	Rovi Corp 0.50%, 03/01/2020	2,551,969
		18,893,636
TOTAL CONVERTIBLE BONDS — 5.12% (Cost $30,677,485)		$ 36,972,414
FOREIGN GOVERNMENT BONDS AND NOTES
	Canadian Government Bond
35,340,000	CAD, 0.25%, 05/01/2017	26,297,392
8,945,000	CAD, 1.25%, 09/01/2018	6,717,561
3,625,000	CAD, 0.75%, 09/01/2020	2,675,721
17,325,000	Inter-American Development Bank NZD, 6.00%, 12/15/2017	12,420,124
	Mexican Bonos
835,000 (l)	MXP, 6.50%, 06/10/2021	3,927,849
845,500 (l)	MXP, 8.00%, 12/07/2023	4,230,794
1,145,000 (l)	MXP, 10.00%, 12/05/2024	6,391,887
335,000 (l)	MXP, 7.50%, 06/03/2027	1,608,334
85,000 (l)	MXP, 8.50%, 05/31/2029	436,127
115,000 (l)	MXP, 7.75%, 05/29/2031	553,738
	New South Wales Treasury Corp
8,775,000	AUD, 6.00%, 02/01/2018	6,612,156
10,505,000	AUD, 3.50%, 03/20/2019	7,821,366
12,670,000	New Zealand Government Bond NZD, 5.00%, 03/15/2019	9,312,525
	Norway Government Bond(c)
34,725,000	NOK, 4.25%, 05/19/2017(b)	4,075,709
9,545,000	NOK, 4.50%, 05/22/2019	1,203,059
6,650,000	NOK, 3.75%, 05/25/2021	857,577
5,030,000	Portugal Government International Bond(c) 5.13%, 10/15/2024	4,866,525
	Saudi Government International Bond(c)
1,385,000	2.38%, 10/26/2021	1,344,746
See Notes to Financial Statements.

Annual Report - December 31, 2016

GREAT-WEST FUNDS, INC.
GREAT-WEST LOOMIS SAYLES BOND FUND
Schedule of Investments
As of December 31, 2016
Principal Amount(a)		Fair Value
Foreign Government Bonds and Notes — (continued)
$ 3,075,000	3.25%, 10/26/2026	$ 2,915,174
TOTAL FOREIGN GOVERNMENT BONDS AND NOTES — 14.43% (Cost $127,340,554)		$ 104,268,364
MORTGAGE-BACKED SECURITIES
Non-Agency — 0.08%
200,000	GS Mortgage Securities Trust(i) Series 2007-GG10 Class AM 5.79%, 08/10/2045	197,564
515,740	Institutional Mortgage Securities Canada Inc(c) Series 2014-5A Class A1 CAD, 2.00%, 07/12/2047	383,756
TOTAL MORTGAGE-BACKED SECURITIES — 0.08% (Cost $679,736)		$ 581,320
MUNICIPAL BONDS AND NOTES
3,485,000	Tobacco Settlement Financing Corp 6.71%, 06/01/2046	2,775,489
TOTAL MUNICIPAL BONDS AND NOTES — 0.38% (Cost$3,471,863)		$ 2,775,489
U.S. TREASURY BONDS AND NOTES
	United States Treasury Note/Bond
61,865,000	0.75%, 10/31/2017	61,809,445
28,000,000	0.75%, 09/30/2018	27,810,776
TOTAL U.S. TREASURY BONDS AND NOTES — 12.40% (Cost $89,788,685)		$ 89,620,221
Shares
COMMON STOCK
Basic Materials — 0.18%
175,763	ArcelorMittal (m)	1,283,070
Consumer, Cyclical — 0.29%
172,110	Ford Motor Co	2,087,694
Energy — 0.04%
42,007	Chesapeake Energy Corp(b)(m)	294,889
Shares		Fair Value
Energy — (continued)
2,268	Halcon Resources Corp(b)(m)	$ 21,183
		316,072
Financial — 0.25%
59,097	Weyerhaeuser Co REIT	1,778,229
Industrial — 0.17%
51,679	Corning Inc	1,254,249
TOTAL COMMON STOCK — 0.93% (Cost $7,361,389)		$ 6,719,314
CONVERTIBLE PREFERRED STOCK
Energy — 0.02%
203	Chesapeake Energy Corp, 5.75%(c)	111,523
Financial — 0.12%
35,349	FelCor Lodging Trust Inc Series A, 1.95%(b)	882,622
Utilities — 0.04%
6,004	AES Trust III Series A, 6.75%	303,015
TOTAL CONVERTIBLE PREFERRED STOCK — 0.18% (Cost $1,334,970)		$ 1,297,160
PREFERRED STOCK
Communications — 0.00%(n)
742	Cincinnati Bell Inc(b)	36,288
Energy — 0.28%
10,011	Chesapeake Energy Corp	517,103
30,000	El Paso Energy Capital Trust I	1,470,000
		1,987,103
Financial — 0.34%
1,484	Bank of America Corp	1,714,020
267	iStar Financial Inc	13,884
10,955	SLM Corp	560,896
3,200	Welltower Inc	192,500
		2,481,300
Industrial — 0.16%
37,475	Arconic Inc	1,132,495
Utilities — 0.14%
25,000	Southern California Edison Co	628,750
See Notes to Financial Statements.

Annual Report - December 31, 2016

GREAT-WEST FUNDS, INC.
GREAT-WEST LOOMIS SAYLES BOND FUND
Schedule of Investments
As of December 31, 2016
Shares		Fair Value
Utilities — (continued)
3,600	Union Electric Co	$ 365,040
		993,790
TOTAL PREFERRED STOCK — 0.92% (Cost $6,044,713)		$ 6,630,976
WARRANTS
Energy — 0.00%(n)
4,227	Halcon Resources Corp(m)	9,722
TOTAL WARRANTS — 0.00%(n) (Cost $14,588)		$ 9,722
Principal Amount
SHORT TERM INVESTMENTS
U.S. Government Agency Bonds and Notes — 0.57%
$ 4,100,000	Federal Home Loan Mortgage Corp 0.46%, 01/03/2017	4,099,846
U.S. Treasury Bonds and Notes — 3.45%
25,000,000	U.S. Treasury Bills 0.65%, 06/22/2017	24,922,926
Repurchase Agreements — 4.74%
8,131,555	Undivided interest of 13.61% in a repurchase agreement (principal amount/value $59,762,620 with a maturity value of $59,765,940) with Merrill Lynch, Pierce, Fenner & Smith, 0.50%, dated 12/30/16 to be repurchased at $8,131,555 on 1/3/17 collateralized by various U.S. Government Agency securities, 1.74% - 6.00%, 8/1/22 - 1/15/49, with a value of $60,957,872.(o)	8,131,555
1,709,222	Undivided interest of 14.52% in a repurchase agreement (principal amount/value $11,773,812 with a maturity value of $11,774,466) with BNP Paribas Securities Corp, 0.50%, dated 12/30/16 to be repurchased at $1,709,222 on 1/3/17 collateralized by U.S. Treasury securities, 0.00% - 7.88%, 12/31/16 - 9/9/49, with a value of $12,009,288.(o)	1,709,222
Principal Amount		Fair Value
Repurchase Agreements — (continued)
$8,131,555	Undivided interest of 8.40% in a repurchase agreement (principal amount/value $96,803,309 with a maturity value of $96,808,257) with HSBC Securities (USA) Inc, 0.46%, dated 12/30/16 to be repurchased at $8,131,555 on 1/3/17 collateralized by U.S. Treasury securities, 1.38% - 3.75%, 11/30/18 - 11/15/43, with a value of $98,739,913.(o)
$ 8,131,555
8,131,555	Undivided interest of 8.40% in a repurchase agreement (principal amount/value $96,803,309 with a maturity value of $96,809,010) with Citigroup Global Markets Inc, 0.53%, dated 12/30/16 to be repurchased at $8,131,555 on 1/3/17 collateralized by Federal Home Loan Mortgage Corp securities, 2.00% - 8.50%, 12/1/17 - 1/1/47, with a value of $98,739,374.(o)	8,131,555
8,131,555	Undivided interest of 8.56% in a repurchase agreement (principal amount/value $95,070,496 with a maturity value of $95,075,989) with Daiwa Capital Markets America Inc, 0.52%, dated 12/30/16 to be repurchased at $8,131,555 on 1/3/17 collateralized by U.S. Treasury securities and various U.S. Government Agency securities, 0.00% - 6.50%, 3/2/17 - 2/1/49, with a value of $96,971,906.(o)	8,131,555
34,235,442
SHORT TERM INVESTMENTS — 8.76% (Cost $63,258,214)		$ 63,258,214
TOTAL INVESTMENTS — 104.04% (Cost $751,807,144)		$ 751,636,536
OTHER ASSETS & LIABILITIES, NET — (4.04)%		$ (29,192,916)
TOTAL NET ASSETS — 100.00%		$ 722,443,620
See Notes to Financial Statements.

Annual Report - December 31, 2016

GREAT-WEST FUNDS, INC.
GREAT-WEST LOOMIS SAYLES BOND FUND
Schedule of Investments
As of December 31, 2016
(a)	Amount is stated in U.S. dollars unless otherwise noted.
(b)	All or a portion of the security is on loan at December 31, 2016.
(c)	Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. At December 31, 2016, the aggregate cost and fair value of 144A securities was $121,862,522 and $118,459,966, respectively, representing 16.40% of net assets.
(d)	Security in bankruptcy at December 31, 2016.
(e)	Security in default; no interest payments received during the last 12 months. At December 31, 2016, the aggregate cost and fair value of such securities was $5,829,888 and $992,044, respectively, representing 0.14% of net assets.
(f)	Restricted security; further details of these securities are included in a subsequent table.
(g)	Security in default; some interest payments received during the last 12 months. At December 31, 2016, the aggregate cost and fair value of such securities was $1,758,487 and $829,018, respectively, representing 0.11% of net assets.
(h)	Security is fair valued under procedures adopted by the Board of Directors.
(i)	Adjustable rate security; interest rate is subject to change. Interest rate shown reflects the rate in effect at December 31, 2016.
(j)	Security has no contractual maturity date and pays an indefinite stream of interest.
(k)	Step bond; a zero coupon bond that converts to a fixed rate or variable interest rate at a designated future date. Rate disclosed represents effective yield at December 31, 2016. Maturity date disclosed represents final maturity date.
(l)	Principal amount is stated in 100 Mexican Peso Units.
(m)	Non-income producing security.
(n)	Represents less than 0.005% of net assets.
(o)	Collateral received for securities on loan.
LP	Limited Partnership
REIT	Real Estate Investment Trust
At December 31, 2016, the Fund held the following restricted securities:
Security	Coupon	Maturity Date	Acquisition Dates	Cost	Fair Value	Fair Value as a Percentage of Net Assets
Corporate Bonds and Notes
Essar Steel Algoma Inc	9.50%	11/15/2019	02/03/2015	$1,633,645	$143,200	0.02%
Forethought Financial Group Inc	8.63	04/15/2021	04/15/2011	1,900,000	2,111,538	0.29
Goldman Sachs Group Inc	3.55	02/12/2021	02/05/2014	7,336,485	6,340,895	0.88
Paragon Offshore PLC	6.75	07/15/2022	07/11/2014	741,000	129,675	0.02
Paragon Offshore PLC	7.25	08/15/2024	07/11/2014	1,714,000	299,950	0.04
				$13,325,130	$9,025,258	1.25%
Currency Abbreviations
AUD	Australian Dollar
CAD	Canadian Dollar
EUR	Euro Dollar
GBP	British Pound
MXP	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
Security classes presented herein are not necessarily the same as those used for determining the Fund's compliance with its investment objectives and restrictions, as the Fund uses additional sub-classifications, which management defines by referring to one or more widely recognized market indexes or ratings group indexes (unaudited).
See Notes to Financial Statements.

Annual Report - December 31, 2016

GREAT-WEST FUNDS, INC.
Statement of Assets and Liabilities
As of December 31, 2016
Great-West Loomis Sayles Bond Fund
ASSETS:
Investments in securities, fair value (including $33,410,949 of securities on loan)(a)	$717,401,094
Repurchase agreements, fair value(b)	34,235,442
Cash	189,678
Cash denominated in foreign currencies, fair value(c)	87,055
Subscriptions receivable	945,634
Receivable for investments sold	442,279
Dividends and interest receivable	8,017,223
Total Assets	761,318,405
LIABILITIES:
Payable to investment adviser	336,025
Payable for administrative services fees	93,505
Payable upon return of securities loaned	34,235,442
Redemptions payable	4,209,813
Total Liabilities	38,874,785
NET ASSETS	$722,443,620
NET ASSETS REPRESENTED BY:
Capital stock, $0.10 par value	$6,790,486
Paid-in capital in excess of par	719,678,179
Net unrealized depreciation	(170,721)
Undistributed net investment income	37,282
Accumulated net realized loss	(3,891,606)
NET ASSETS	$722,443,620
NET ASSETS BY CLASS
Initial Class	$312,781,040
Institutional Class	$409,662,580
CAPITAL STOCK:
Authorized
Initial Class	80,000,000
Institutional Class	150,000,000
Issued and Outstanding
Initial Class	24,334,777
Institutional Class	43,570,084
NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE:
Initial Class	$12.85
Institutional Class	$9.40
(a) Cost of investments	$717,571,702
(b) Cost of repurchase agreements	$34,235,442
(c) Cost of cash denominated in foreign currencies	$87,168
See Notes to Financial Statements.

Annual Report - December 31, 2016

GREAT-WEST FUNDS, INC.
Statement of Operations
For the fiscal year ended December 31, 2016
Great-West Loomis Sayles Bond Fund
INVESTMENT INCOME:
Interest	$35,119,944
Income from securities lending	255,234
Dividends	789,942
Total Income	36,165,120
EXPENSES:
Management fees	3,929,015
Administrative services fees – Initial Class	1,138,616
Total Expenses	5,067,631
NET INVESTMENT INCOME	31,097,489
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized loss on investments and foreign currency transactions	(5,512,717)
Net change in unrealized appreciation on investments and foreign currency translations	52,413,927
Net Realized and Unrealized Gain	46,901,210
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$77,998,699
See Notes to Financial Statements.

Annual Report - December 31, 2016

GREAT-WEST FUNDS, INC.
Statement of Changes in Net Assets
For the fiscal years ended December 31, 2016 and 2015
Great-West Loomis Sayles Bond Fund	2016	2015
OPERATIONS:
Net investment income	$31,097,489	$29,149,671
Net realized loss	(5,512,717)	(1,248,313)
Net change in unrealized appreciation (depreciation)	52,413,927	(79,251,836)
Net Increase (Decrease) in Net Assets Resulting from Operations	77,998,699	(51,350,478)
DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income
Initial Class	(7,611,625)	(8,851,162)
Institutional Class	(16,245,976)	(13,226,418)
From net investment income	(23,857,601)	(22,077,580)
From net realized gains
Initial Class	(1,819,127)	(4,537,513)
Institutional Class	(3,198,062)	(6,227,242)
From net realized gains	(5,017,189)	(10,764,755)
Total Distributions	(28,874,790)	(32,842,335)
CAPITAL SHARE TRANSACTIONS:
Shares sold
Initial Class	86,229,804	140,797,875
Institutional Class	89,097,492	498,908,437
Shares issued in reinvestment of distributions
Initial Class	9,430,752	13,388,675
Institutional Class	19,444,038	19,453,660
Shares redeemed
Initial Class	(135,521,416)	(573,316,689)
Institutional Class	(115,292,740)	(75,579,430)
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	(46,612,070)	23,652,528
Total Increase (Decrease) in Net Assets	2,511,839	(60,540,285)
NET ASSETS:
Beginning of year	719,931,781	780,472,066
End of year(a)	$722,443,620	$719,931,781
CAPITAL SHARE TRANSACTIONS - SHARES:
Shares sold
Initial Class	6,834,813	10,837,424
Institutional Class	9,510,165	50,325,762
Shares issued in reinvestment of distributions
Initial Class	745,793	1,077,349
Institutional Class	2,085,959	2,114,034
Shares redeemed
Initial Class	(10,772,909)	(43,514,486)
Institutional Class	(12,466,027)	(7,999,809)
Net Increase (Decrease)	(4,062,206)	12,840,274
(a)Including undistributed and (overdistributed) net investment income:	$37,282	$(842,706)
See Notes to Financial Statements.

Annual Report - December 31, 2016

GREAT-WEST FUNDS, INC.
GREAT-WEST LOOMIS SAYLES BOND FUND
Financial Highlights
Selected data for a share of capital stock of the Fund throughout the periods indicated.
		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total Distributions	Net asset value, end of year	Total Return (b)
Initial Class
12/31/2016	$11.88	0.52	0.82	1.34	(0.30)	(0.07)	(0.37)	$12.85	11.38%
12/31/2015	$13.20	0.46	(1.31)	(0.85)	(0.31)	(0.16)	(0.47)	$11.88	(6.55%)
12/31/2014	$13.72	0.50	(0.02)	0.48	(0.53)	(0.47)	(1.00)	$13.20	3.45%
12/31/2013	$13.28	0.55	0.50	1.05	(0.47)	(0.14)	(0.61)	$13.72	8.04%
12/31/2012	$12.08	0.67	1.25	1.92	(0.64)	(0.08)	(0.72)	$13.28	16.03%
Institutional Class
12/31/2016	$ 8.84	0.42	0.61	1.03	(0.40)	(0.07)	(0.47)	$ 9.40	11.79%
12/31/2015 (c)	$10.00	0.26	(0.97)	(0.71)	(0.31)	(0.14)	(0.45)	$ 8.84	(7.17%) (d)
	Net assets, end of year (000)	Ratio of expenses to average net assets (before reimbursement and/or waiver, if applicable)	Ratio of expenses to average net assets (after reimbursement and/or waiver, if applicable)	Ratio of net investment income to average net assets (before reimbursement and/or waiver, if applicable)	Ratio of net investment income to average net assets (after reimbursement and/or waiver, if applicable)	Portfolio turnover rate(e)
Supplemental Data and Ratios
Initial Class
12/31/2016	$312,781	0.90%	0.90%	N/A	4.16%	20%
12/31/2015	$327,015	0.90%	0.90%	N/A	3.58%	35%
12/31/2014	$780,472	0.90%	0.90%	N/A	3.56%	21%
12/31/2013	$753,318	0.90%	0.90%	4.01%	4.01%	20%
12/31/2012	$436,750	0.90%	0.90%	5.16%	5.16%	20%
Institutional Class
12/31/2016	$409,663	0.55%	0.55%	N/A	4.51%	20%
12/31/2015 (c)	$392,917	0.55% (f)	0.55% (f)	N/A	4.07% (f)	35%
(a)	Per share amounts are based upon average shares outstanding.
(b)	Total return does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, returns would be lower.
(c)	Institutional Class inception date was May 1, 2015.
(d)	Not annualized for periods less than one full year.
(e)	Portfolio turnover is calculated at the Fund level.
(f)	Annualized.
See Notes to Financial Statements.

Annual Report - December 31, 2016

GREAT-WEST FUNDS, INC.
GREAT-WEST LOOMIS SAYLES BOND FUND
Notes to Financial Statements

1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
Great-West Funds, Inc. (Great-West Funds), a Maryland corporation, was organized on December 7, 1981 and is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. Great-West Funds presently consists of sixty-four funds. Interests in the Great-West Loomis Sayles Bond Fund (the Fund) are included herein. The investment objective of the Fund is to seek high total investment return through a combination of current income and capital appreciation. The Fund is diversified as defined in the 1940 Act. The Fund is available as an investment option to insurance company separate accounts for certain variable annuity contracts and variable life insurance policies, to individual retirement account custodians or trustees, to plan sponsors of qualified retirement plans, to college savings programs, and to asset allocation funds that are a series of Great-West Funds.
The Fund offers three share classes, referred to as Initial Class, Class L and Institutional Class shares. All shares of the Fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, expenses (other than those attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class of shares based on the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against operations of that class. This report includes information for the Initial Class and Institutional Class; Class L has not yet been capitalized.
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The Great-West Funds are also investment companies and accordingly follow the investment company accounting and reporting guidance of U.S. GAAP. The following is a summary of the significant accounting policies of the Fund.
Security Valuation
The Board of Directors of the Fund has adopted policies and procedures for the valuation of the Fund’s securities and assets, and has appointed the Fair Value Pricing Committee of the investment adviser, Great-West Capital Management, LLC, to complete valuation determinations under those policies and procedures.
The Fund generally values its securities based on market prices determined at the close of regular trading on the New York Stock Exchange (NYSE) on each day the NYSE is open for trading. The net asset value of each class of the Fund's shares is determined by dividing the net assets attributable to each class of shares of the Fund by the number of issued and outstanding shares of each class of the Fund on each valuation date.
For securities that are traded on only one exchange, the last sale price as of the close of business of that exchange will be used. If the closing price is not available, the current bid as of the close of business will be used. For securities traded on more than one exchange, or upon one or more exchanges and in the over-the-counter (OTC) market, the last sale price as of the close of business on the market which the security is traded most extensively will be used. If the closing price is not available, the current bid as of the close of business will be used. For securities that principally trade on the NASDAQ National Market System, the NASDAQ official closing price will be used.
Short term securities purchased with less than 60 days remaining until maturity and all U.S. Treasury Bills are valued on the basis of amortized cost, which has been determined to approximate fair value. Short term securities purchased with more than 60 days remaining until maturity are valued using pricing services, or in the event a price is not available from a pricing service, may be priced using other methodologies approved by the Board of Directors, including model pricing or pricing on the basis of quotations from brokers or dealers, and will continue to be priced until final maturity.

Annual Report - December 31, 2016

Fixed income investments are valued using evaluated bid prices from approved pricing services when available and appropriate based on the conditions of the market. If a price cannot be located from either the primary or secondary sources, or if the market is determined to be illiquid or inactive, other appropriate sources, which may include the use of an internally developed valuation model, another external pricing vendor or sourcing a price from a broker, may be used.
Foreign equity securities are generally valued using an adjusted systematic fair value price from an independent pricing service. Foreign exchange rates are determined at a time that corresponds to the closing of the NYSE.
Independent pricing services are approved by the Board of Directors and are utilized for all investment types when available. In some instances valuations from independent pricing services are not available or do not reflect events in the market between the time the market closed and the valuation time and therefore fair valuation procedures are implemented. The fair value for some securities may be obtained from pricing services or other pricing sources. The inputs used by the pricing services are reviewed quarterly or when the pricing vendor issues updates to its pricing methodologies. Broker quotes are analyzed through an internal review process, which includes a review of known market conditions and other relevant data. Developments that might trigger fair value pricing could be natural disasters, government actions or fluctuations in domestic and foreign markets.
The following table provides examples of the inputs that are commonly used for valuing particular classes of securities. These classifications are not exclusive, and any inputs may be used to value any other security class.
Class	Inputs
Asset-Backed Securities	Benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, evaluated bids, offers and reference data including market research publications. Inputs may also include new issue data, collateral performance, and monthly payment information.
Corporate Bonds and Notes, Foreign Government Bonds and Notes	Benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, evaluated bids, offers and reference data including market research publications. Inputs also may include observations of equity and credit default swap curves related to issuer.
Convertible Bonds, Convertible Preferred Stock, Preferred Stock	Benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, evaluated bids, offers and reference data including market research publications. Inputs also may include exchange prices.
Mortgage-Backed Securities	Benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, evaluated bids, offers and reference data including market research publications. Inputs may also include new issue data, collateral performance, TBA prices, monthly payment information and third party real estate analysis.
Municipal Bonds and Notes	Benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, evaluated bids, offers and reference data including market research publications. Inputs also may include reported trades, benchmark yields, new issue data, and material event notices.
U.S. Treasury Bonds and Notes	Benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, evaluated bids, offers and reference data including market research publications.
Common Stock	Exchange traded close price, bids, evaluated bids, open and close price of the local exchange, exchange rates, fair values based on significant market movement and various index data.
Warrants	Exchange traded close price, bids and evaluated bids.
Short Term Investments	Maturity date, credit quality and interest rates.
The Fund classifies its valuations into three levels based upon the observability of inputs to the valuation of the Fund’s investments. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. Classification is based on the lowest level of input significant to the fair value measurement. The three levels are defined as follows:
Level 1 – Unadjusted quoted prices for identical securities in active markets.

Annual Report - December 31, 2016

Level 2 – Inputs other than quoted prices included in Level 1 that are observable either directly or indirectly. These may include quoted prices for similar assets in active markets.
Level 3 – Unobservable inputs to the extent observable inputs are not available and may include prices obtained from single broker quotes. Unobservable inputs reflect the Fund’s own assumptions and would be based on the best information available under the circumstances.
As of December 31, 2016, the inputs used to value the Fund’s investments are detailed in the following table. More information regarding the sector and industry classifications, as applicable, are included in the Schedule of Investments. The Fund recognizes transfers between levels as of the beginning of the reporting period.  There were no transfers between Levels 1, 2 and 3 during the year.
	Level 1	Level 2	Level 3	Total
Assets
Investments, at fair value:
Asset-Backed Securities	$ —	$ 1,509,866	$ —	$ 1,509,866
Corporate Bonds and Notes	—	437,576,361	417,115	437,993,476
Convertible Bonds	—	36,972,414	—	36,972,414
Foreign Government Bonds and Notes	—	104,268,364	—	104,268,364
Mortgage-Backed Securities	—	581,320	—	581,320
Municipal Bonds and Notes	—	2,775,489	—	2,775,489
U.S. Treasury Bonds and Notes	—	89,620,221	—	89,620,221
Common Stock	6,719,314	—	—	6,719,314
Convertible Preferred Stock	—	1,297,160	—	1,297,160
Preferred Stock	1,554,686	5,076,290	—	6,630,976
Warrants	9,722	—	—	9,722
Short Term Investments	—	63,258,214	—	63,258,214
Total Assets	$ 8,283,722	$ 742,935,699	$ 417,115	$ 751,636,536
Restricted Securities
Investments in securities include issues that are restricted. A restricted security may have contractual restrictions on resale and is valued under methods approved by the Board of Directors reflecting fair value. Restricted securities are marked with an applicable footnote on the Schedule of Investments and are reported in a table following the Schedule of Investments.
Repurchase Agreements
The Fund may engage in repurchase agreement transactions with institutions that the Fund’s investment adviser has determined are creditworthy. The Fund will purchase securities at a specified price with an agreement to sell the securities to the same counterparty at a specified time, price and interest rate. The Fund’s custodian and/or securities lending agent receives delivery of the underlying securities collateralizing a repurchase agreement. Collateral is at least equal to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.
Foreign Currency Translations and Transactions
The accounting records of the Fund are maintained in U.S. dollars. Investment securities, and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the current exchange rate. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rate on the dates of the transactions.
The Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss.

Annual Report - December 31, 2016

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Fund and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates. These gains and losses are included in net realized gain or loss and change in net unrealized appreciation or depreciation on the Statement of Operations.
Security Transactions
Security transactions are accounted for on the date the security is purchased or sold (trade date). Realized gains and losses from investments sold are determined on a specific lot selection. Dividend income for the Fund is accrued as of the ex-dividend date and interest income, including amortization of discounts and premiums, is recorded daily.
Federal Income Taxes and Distributions to Shareholders
The Fund intends to comply with provisions under Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. State tax returns may remain open for an additional fiscal year.
Distributions to shareholders from net investment income of the Fund, if any, are declared and paid semi-annually. Capital gain distributions of the Fund, if any, are declared and paid at least annually. Distributions are reinvested in additional shares of the Fund at net asset value and are declared separately for each class. Distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.
The tax character of distributions paid during the years ended December 31, 2016 and 2015 were as follows:
	2016	2015
Ordinary income	$24,203,908	$21,748,991
Long-term capital gain	4,670,882	11,093,344
	$28,874,790	$32,842,335
Net investment income (loss) and net realized gain (loss) for federal income tax purposes may differ from those reported on the financial statements because of temporary and permanent book-tax basis differences. Book-tax differences may include but are not limited to the following: wash sales, distribution adjustments, market discount adjustments, real estate investment trust securities and foreign currency reclassifications.
Capital accounts within the financial statements are adjusted for permanent book-tax differences, and are not adjusted for temporary book-tax differences which will reverse in a subsequent period. Accordingly, the following amounts have been reclassified for December 31, 2016. Net assets of the Fund were unaffected by the reclassifications.
Paid-in Capital	Undistributed Net Investment Income	Accumulated Net Realized Loss
$-	$(6,359,900)	$6,359,900

Annual Report - December 31, 2016

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation for federal income tax purposes. At December 31, 2016, the components of distributable earnings on a tax basis were as follows:
Undistributed net investment income	$187,574
Undistributed long-term capital gains	—
Net unrealized depreciation on foreign currency	(112)
Capital loss carryforwards	—
Post-October losses	(4,067,174)
Net unrealized depreciation	(145,333)
Tax composition of capital	$(4,025,045)
The Fund has elected to defer to the next fiscal year the following Post-October losses:
Post-October Ordinary Losses	Post-October Capital Losses
$(91,340)	$(3,975,834)
The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation for federal income tax purposes as of December 31, 2016 were as follows:
Federal tax cost of investments	$751,781,869
Gross unrealized appreciation on investments	45,957,788
Gross unrealized depreciation on investments	(46,103,121)
Net unrealized depreciation on investments	$(145,333)
Application of Recent Accounting Pronouncements
In May 2015, the Financial Accounting Standards Board issued ASU No. 2015-07, “Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent)” (ASU No. 2015-07). ASU No. 2015-07 removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset per share practical expedient. The amendments are effective for interim and annual periods beginning after December 15, 2015. The adoption of ASU No. 2015-07 did not have an impact on the Fund's financial position or the results of its operations.
2.  INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Great-West Funds has entered into an investment advisory agreement with Great-West Capital Management, LLC (the Adviser), a wholly-owned subsidiary of Great-West Life & Annuity Insurance Company (GWL&A). As compensation for its services to Great-West Funds, the Adviser receives monthly compensation at the annual rate of 0.55% of the average daily net assets of the Fund. The management fee encompasses fund operation expenses except for administrative services expenses. The Adviser and Great-West Funds have entered into a sub-advisory agreement with Loomis, Sayles & Company, L.P. The Fund is not responsible for payment of the sub-advisory fees.
Great-West Funds has entered into an administrative services agreement with GWL&A. Pursuant to the administrative services agreement, GWL&A provides recordkeeping and administrative services to shareholders and account owners and receives from the Initial Class shares of the Fund a fee equal to 0.35% of the average daily net asset value of applicable share class.
GWFS Equities, Inc. (the Distributor), is a wholly-owned subsidiary of GWL&A and the principal underwriter to distribute and market the Fund.
Certain officers of Great-West Funds are also directors and/or officers of GWL&A or its subsidiaries. No officer or interested director of Great-West Funds receives any compensation directly from Great-West Funds. The total compensation paid to the independent directors with respect to all sixty-four funds for which they serve as directors was $321,606 for the year ended December 31, 2016.

Annual Report - December 31, 2016

3.  PURCHASES AND SALES OF INVESTMENTS
For the year ended December 31, 2016, the aggregate cost of purchases and proceeds from sales of investments (excluding all U.S. Government securities and short-term securities) were $105,929,989 and $124,026,104, respectively. For the same period, the aggregate cost of purchases and proceeds from sales of long-term U.S. Government securities were $30,480,898 and $66,073,766, respectively.
4.  SECURITIES LOANED
The Fund has entered into a securities lending agreement with its custodian as securities lending agent. Under the terms of the agreement the Fund receives income, recorded monthly when received, after deductions of other amounts payable to the securities lending agent or to the borrower from lending transactions. In exchange for such fees, the securities lending agent is authorized to loan securities on behalf of the Fund against receipt of cash collateral at least equal in value at all times to the value of the securities loaned plus accrued interest. The Fund also continues to receive interest or dividends on the securities loaned. Cash collateral is invested in securities approved by the Board of Directors. The Fund bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment. As of December 31, 2016, the Fund had securities on loan valued at $33,410,949 and received collateral as reported on the Statement of Assets and Liabilities of $34,235,442 for such loan which was invested in repurchase agreements collateralized by U.S. Government or U.S. Government Agency securities. The repurchase agreements can be jointly purchased with other lending agent clients and in the event of a default by the counterparty, all lending agent clients would share ratably in the collateral.
Under the securities lending agreement, the collateral pledged is, by definition, the securities loaned against the cash borrowed. The following table summarizes the cash collateral liability under the securities lending agreement by class of securities loaned as of December 31, 2016. Additional information regarding the Fund's securities on loan is included in the Schedule of Investments.
Security lending transactions	Total (a)
Corporate Bonds and Notes	28,035,140
Convertible Bonds	5,251,170
Foreign Government Bonds and Notes	567,450
Common Stocks	341,482
Convertible Preferred Stock	5,200
Preferred Stock	35,000
Total secured borrowings	$34,235,442
(a)	The remaining contractual maturity of all of the securities lending transactions is overnight and continuous.
5.  INDEMNIFICATIONS
The Fund’s organizational documents provide current and former officers and directors with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
6.  SUBSEQUENT EVENT
Shareholders approved a new advisory agreement which will change the Fund’s expense structure. Under the current investment advisory agreement, GWCM is responsible for paying each Fund’s operating expenses as part of the management fee. Under the new advisory agreement, GWCM’s management fee will decrease commensurate with, or more than, the cost of the Fund’s operating expenses as of December 31, 2015 and the operating expenses of the Fund will be paid directly by the Fund effective May 1, 2017, which should allow Fund shareholders to participate in potential economies of scale over time as the Fund’s assets grow and expense ratio declines due to fixed operation expenses. Additionally, breakpoints on the management fee paid to GWCM will be included in the new advisory agreement effective May 1, 2017 for the Fund. The reduced management fee will be contractual and any subsequent plans to increase the fee would require

Annual Report - December 31, 2016

shareholder approval. GWCM has contractually agreed for a one-year renewable term beginning May 1, 2017 to limit the fees and expenses of each Fund to the total expense ratio of the Fund as of December 31, 2015. This expense limit will be subject to annual review and renewal by the Great-West Funds’ Board and GWCM may only increase this expense limit in the future with the approval of the Great-West Funds’ Board.

Annual Report - December 31, 2016

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Board of Directors and Shareholders of Great-West Funds, Inc.
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Great-West Loomis Sayles Bond Fund (the “Fund”), one of the funds of Great-West Funds, Inc. as of December 31, 2016, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Great-West Loomis Sayles Bond Fund as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
DELOITTE & TOUCHE LLP
Denver, Colorado
February 23, 2017

TAX INFORMATION (unaudited)
Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders. Of the ordinary income distributions declared for the year ended December 31, 2016, 2% qualifies for the dividend received deduction available to the Fund’s corporate shareholders.

Fund Directors and Officers
Great-West Funds, Inc. (“Great-West Funds”) is organized under Maryland law, and is governed by the Board of Directors. The following table provides information about each of the Directors and executive officers of Great-West Funds.
Independent Directors*
Name, Address, and Age	Positions(s) Held with Great-West Funds	Term of Office and Length of Time Served***	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director
Gail H. Klapper 8515 East Orchard Road, Greenwood Village, CO 80111 73	Chair & Independent Director	Since 2016 (as Chair) Since 2007 (as Independent Director)	Managing Attorney, Klapper Law Firm; Member/Director, The Colorado Forum; Manager, 6K Ranch, LLC; Director, Guaranty Bancorp & Gold, Inc.	64	Director, Guaranty Bancorp
Stephen G. McConahey 8515 East Orchard Road, Greenwood Village, CO 80111 73	Independent Director	Since 2011	Chairman, SGM Capital, LLC; Partner, Iron Gate Capital, LLC; Director, The IMA Financial Group, Inc.; Director, Guaranty Bancorp	64	Director, Guaranty Bancorp
R. Timothy Hudner**** 8515 East Orchard Road, Greenwood Village, CO 80111 57	Nominee		Director, Prima Capital Holdings; ALPS Fund Services; Colorado State Housing Board; Colorado Developmental Disabilities Council; Regional Center Task Force; and Mental Health Center of Denver	64	N/A
Steven A. Lake 8515 East Orchard Road, Greenwood Village, CO 80111 62	Nominee		Managing Member, Lake Advisors, LLC; Member, Gart Capital Partners, LLC; Executive Member, Sage Investment Holdings, LLC; Senior Managing Director, CBIZ MHM, LLC	64	N/A

Independent Directors*
Name, Address, and Age	Positions(s) Held with Great-West Funds	Term of Office and Length of Time Served***	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director
James A. Hillary***** 8515 East Orchard Road, Greenwood Village, CO 80111 53	Nominee		Principal and Founding Partner, Fios Capital, LLC; Founder, Chairman and Chief Executive Officer, Independence Capital Asset Partners, LLC; Member, Fios Partners LLC, Fios Holdings LLC, Roubaix Capital LLC; and Sole Member, Fios Companies LLC	64	N/A
Interested Directors**
Name, Address, and Age	Positions(s) Held with Great-West Funds	Term of Office and Length of Time Served***	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director
David L. Musto 8515 East Orchard Road, Greenwood Village, CO 80111 49	Director and President & Chief Executive Officer	Since 2016	President, Great-West Investments, GWL&A; Chairman, President & Chief Executive Officer, GWCM and AAG; Executive Vice President, FASCore, LLC ("FASCore"); Director and Executive Vice President, GWFS; formerly, Executive Vice President, Empower Retirement, GWL&A and GWL&A of NY; formerly, Chief Executive Officer, J.P. Morgan Retirement Plan Services, J.P. Morgan Asset Management	64	N/A
Officers
Name, Address, and Age	Positions(s) Held with Great-West Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Fund in Fund Complex Overseen by Director	Other Directorships Held by Director
David L. Musto 8515 East Orchard Road, Greenwood Village, CO 80111 49	Director and President & Chief Executive Officer	Since 2016	President, Great-West Investments, GWL&A; Chairman, President & Chief Executive Officer, GWCM and AAG; Executive Vice President, FASCore, LLC ("FASCore"); Director and Executive Vice President, GWFS; formerly, Executive Vice President, Empower Retirement, GWL&A and GWL&A of NY; formerly, Chief Executive Officer, J.P. Morgan Retirement Plan Services, J.P. Morgan Asset Management	64	N/A
Ryan L. Logsdon 8515 East Orchard Road, Greenwood Village, CO 80111 42	Vice President, Counsel & Secretary	Since 2010 (as Counsel & Secretary) Since 2016 (as Vice President)	Associate General Counsel, Products & Corporate, GWL&A;Associate General Counsel & Associate Secretary, GWL&A of NY; Vice President, Counsel & Secretary, AAG, GWCM, and GWFS; formerly, Assistant Vice President, GWCM	N/A	N/A

Officers
Name, Address, and Age	Positions(s) Held with Great-West Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Fund in Fund Complex Overseen by Director	Other Directorships Held by Director
Mary C. Maiers 8515 East Orchard Road, Greenwood Village, CO 80111 49	Chief Financial Officer & Treasurer	Since 2008 (as Treasurer) Since 2011 (as Chief Financial Officer)	Vice President, Investment Operations, GWL&A; Vice President and Treasurer, GWTC; Chief Financial Officer & Treasurer, GWCM	N/A	N/A
Katherine Stoner 8515 East Orchard Road, Greenwood Village, CO 80111 60	Chief Compliance Officer	Since 2016	Chief Compliance Officer, AAG and GWCM; formerly, Vice President & Chief Compliance Officer, Mutual Funds, AIG, Consumer Insurance	N/A	N/A
Cara B. Owen 8515 East Orchard Road, Greenwood Village, CO 80111 35	Counsel & Assistant Secretary	Since 2015	Counsel, Products, GWL&A; Counsel & Assistant Secretary, GWCM, GWTC, and AAG	N/A	N/A
John A. Clouthier 8515 East Orchard Road, Greenwood Village, CO 80111 49	Assistant Treasurer	Since 2007	Director, Fund Administration, GWL&A; Assistant Treasurer, GWCM and GWTC	N/A	N/A
Kelly B. New 8515 East Orchard Road, Greenwood Village, CO 80111 41	Assistant Treasurer	Since 2016	Director, Fund Administration, GWL&A; Assistant Treasurer, GWCM and GWTC	N/A	N/A
*A Director who is not an “interested person” of Great-West Funds (as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) is referred to as an “Independent Director.”
**An “Interested Director” refers to a Director who is an “interested person” of Great-West Funds (as defined in Section 2(a)(19) the Investment Company Act of 1940, as amended) by virtue of their affiliation with Great-West Capital Management, LLC.

*** Each director serves until the next shareholders’ meeting (and until the election and qualification of a successor), or until death, resignation, removal or retirement which takes effect no later than May 1 following his or her 75th birthday. Officers are elected by the Board on an annual basis to serve until their successors have been elected and qualified.
**** Mr. Hudner’s daughter is employed by JP Morgan Chase, N.A., an affiliate of J.P. Morgan Investment Management Inc., a sub-adviser of the Great-West Multi-Manager Large Cap Growth Fund. Mr. Hudner has personal investments in the following: (i) a mutual fund advised by Massachusetts Financial Services Company, the sub-adviser of the Great-West MFS International Growth and Great-West MFS International Value Funds, (ii) a mutual fund advised by Invesco Advisers, Inc., the sub-adviser of the Great-West Invesco Small Cap Value Fund, (iii) a mutual fund advised by T. Rowe Price Associates, Inc., the sub-adviser of the Great-West T. Rowe Price Equity Income and Great-West T. Rowe Price Mid Cap Growth Funds, and (iv) a mutual fund advised by J.P. Morgan Investment Management Inc., a sub-adviser of the Great-West Multi-Manager Large Cap Growth Fund. Mr. Hudner receives no special treatment due to his ownership of such mutual funds.
*****Mr. Hillary is the Founder, Chairman and Chief Executive Officer of Independence Capital Asset Partners, LLC (“ICAP”), which has a prime brokerage and institutional trading relationship with Goldman Sachs & Co., the parent company of Goldman Sachs Asset Management, LP, a sub-adviser of the Great-West Goldman Sachs Mid Cap Value Fund. ICAP previously was a sub-adviser, and Mr. Hillary was a portfolio manager to the Franklin K2 Alternative Strategies Fund and the FTIF Franklin K2 Alternative Strategies Fund, which are funds offered by an affiliate of Franklin Advisers, Inc., the sub-adviser of the Great-West Templeton Global Bond Fund. Mr. Hillary has personal banking accounts with an affiliate of J.P. Morgan Investment Management Inc., a sub-adviser of the Great-West Multi-Manager Large Cap Growth Fund and receives no special treatment due to the relationship.
Additional information about Great-West Funds and its Directors is available in the Great-West Funds’ Statement of Additional Information (“SAI”), which can be obtained free of charge upon request to: Secretary, Great-West Funds, Inc., 8525 East Orchard Road, Greenwood Village, Colorado 80111; (866) 831-7129. The SAI is also available on the Fund’s web site at http://www.greatwestfunds.com.
Availability of Quarterly Portfolio Schedule
Great-West Funds files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. Great-West Funds' Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
Availability of Proxy Voting Policies and Procedures
A description of the policies and procedures that Great-West Funds uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-866-831-7129, and on the Securities and Exchange Commission’s website at http://www.sec.gov.
Availability of Proxy Voting Record
Information regarding how Great-West Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-866-831-7129, and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Investment Advisory Contract Approval
The Board of Directors (the “Board”) of Great-West Funds, Inc. (the “Company”), including the Directors who are not interested persons of the Company (the “Independent Directors”), approved an amended and restated investment advisory agreement between the Company and Great-West Capital Management, LLC (“GWCM”) (the “New Advisory Agreement”) at a meeting held on November 18, 2016 (the “November Meeting”). In considering the approval of the New Advisory Agreement, the Board considered information provided at the September 30, 2016, November 15, 2016 and November 18, 2016 meetings, as well as certain information and materials relating to GWCM that the Board had received and considered in connection with the annual evaluation of the investment advisory agreement effective March 3, 2014, as amended and restated on May 1, 2015, as further amended (the “Current Advisory Agreement”) between GWCM and Company at the Independent Directors and Board meetings held on March 16, 2016 and April 15, 2016, respectively (the “Annual Meetings”). In considering this matter, the Independent Directors were advised with respect to relevant legal standards by independent legal counsel. In addition, prior to the November Meeting, the Independent Directors discussed GWCM’s proposal and the terms of the New Advisory Agreement in private sessions with independent legal counsel.
In approving the New Advisory Agreement, the Board considered such information as the Board deemed reasonably necessary to evaluate the terms of the New Advisory Agreement, including any information considered in connection with the Annual Meetings that were applicable to its review of the New Advisory Agreement. In its deliberations, the Board did not identify any single factor as being determinative. Rather, the Board’s approval was based on each Director’s business judgment after consideration of the information as a whole. Individual Directors may have weighed certain factors differently and assigned varying degrees of materiality to information considered by the Board.
Based upon its review of the New Advisory Agreement and the information provided to it, the Board concluded that the New Advisory Agreement was fair and reasonable in light of the services to be performed, fees to be charged and such other matters as the Directors considered relevant in the exercise of their business judgment. The principal factors and conclusions that formed the basis for the Directors’ determinations to approve the New Advisory Agreement are discussed below.
Nature, Extent and Quality of Services. At the Annual Meetings, the Board considered the nature, extent and quality of services provided and to be provided to the Funds by GWCM. Among other things, the Board considered GWCM’s personnel, experience, resources and performance track record, its ability to provide or obtain such services as may be necessary in managing, acquiring and disposing of investments on behalf of the Funds, and its ability to provide research and obtain and evaluate the economic, statistical and financial data relevant to the investment policies of the Funds. The Board also reviewed the qualifications, background and responsibilities of the senior personnel serving the Funds and the portfolio management team responsible for the day-to-day management of the GWCM-advised Funds. In addition, the Board considered GWCM’s reputation for management of its investment strategies, its overall financial condition, technical resources, operational capabilities, and compliance policies and procedures, as well as GWCM’s practices regarding the selection and compensation of brokers and dealers for the execution of portfolio transactions and the procedures it uses for obtaining best execution of portfolio transactions. Consideration also was given to the fact that the Board meets with representatives of GWCM at regular Board meetings held throughout the year to discuss portfolio management strategies and performance. The quality of GWCM’s communications with the Board, as well as GWCM’s responsiveness to the Board, was taken into account. Additionally, at the November Meeting, the Board considered the terms of the New Advisory Agreement and GWCM’s representation to the Board that there would be no reduction in the nature, extent and quality of services to be provided to the Funds under the New Advisory Agreement. The Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Funds by GWCM.
Investment Performance. At the Annual Meetings, the Board considered the investment performance of the Funds. The Board reviewed performance information for the Funds’ Institutional Class (Initial Class, through April 30, 2015), with the exception of the performance information for the Great-West Stock Index Fund’s Initial Class, as compared against their benchmark indexes and the performance of a peer group of funds selected by Access Data Corp., a subsidiary of Broadridge Financial Solutions, Inc. (collectively, “Broadridge”). This information included annualized returns for the one-, three-, five- and ten-year periods ended December 31, 2015 and quarterly returns for the five-year period ended December 31, 2015, to the extent applicable. In evaluating the performance of the Funds, the Board noted how the Funds performed relative to the returns of the applicable benchmark and peer group. The Board noted that performance information is provided to the Board on an ongoing basis at regular Board meetings held throughout the year. The Board noted that it also had received and discussed at periodic intervals information comparing the performance of the Funds to that of their benchmark indexes and to a peer group of funds. Accordingly, the Board determined that the investment performance of the Funds was satisfactory.
Costs and Profitability. At the Annual Meetings, the Board considered the costs of services provided and profits estimated to have been realized by GWCM from its relationship with the Funds. With respect to the costs of services, the Board considered the fee structure of the Funds and the level of the investment management fee payable by the Funds. In evaluating the management fee and total expense ratio of the Fund’s Institutional Class, the Board considered the fees payable by and the total expense ratios of a peer group of funds managed by other investment advisers, as determined by Broadridge, and of the entire Lipper peer universe. Specifically, the Board considered (i) each Fund’s management fee as provided in the Current Advisory Agreement in comparison to the contractual management fees of the peer group of funds, and (ii) each Fund’s total expense ratio in comparison to the peer group funds’ total expense ratios. The Board considered each Fund’s total expense ratio in comparison to the average and median expense ratios for all funds in the peer group and peer universe. At the November Meeting, the Board took into consideration the proposed change in the management fee for each Fund and GWCM’s rationale for recommending the change. The Board considered each Fund’s proposed management fee and estimated total expense ratio as of June 30, 2016 relative to the Broadridge peer group averages. The Board also took into account GWCM’s undertaking to limit the expenses of each Fund and noted that the total expense ratio for each Fund will not increase as a result of the change in the management fee because GWCM would contractually limit certain fees and expenses of the Fund for a 1-year term at the expense ratio in effect for the fiscal year ended December 31, 2015.
At the Annual Meetings, the Board further considered the overall financial soundness of GWCM and the profits estimated to have been realized by GWCM and its affiliates. The Board reviewed the financial statements and profitability information from GWCM. In evaluating the information provided by GWCM, the Board noted that there is no recognized standard or uniform methodology for determining profitability for this purpose. The Board noted that there are limitations inherent in allocating costs and calculating profitability for an organization such as GWCM, and that it is difficult to make comparisons of profitability between advisers because comparative information is not generally publicly available. The Board also reviewed GWCM’s profitability information compared against the revenues of certain publicly-traded advisers to fund complexes and considered that while GWCM’s profitability is reasonable, profitability information is affected by numerous factors, including the adviser’s organization, capital structure and cost of capital, the types of funds it manages, its mix of business, and the adviser’s assumptions regarding allocations of revenue and expenses. Additionally, at the November Meeting, the Board considered the terms of the New Advisory Agreement and any potential impact to the profitability of GWCM. The Board noted that, under the New Advisory Agreement, GWCM’s profitability was not expected to increase with respect to any Fund and that with respect to the following Funds GWCM’s profitability may decrease: Great-West Goldman Sachs Mid Cap Value Fund, Great-West Invesco Small Cap Value Fund, Great-West Multi-Manager Small Cap Growth Fund, Great-West Templeton Global Bond Fund and Great-West S&P 500 Index Fund. Based on the information provided, the Board concluded that the costs of the services provided and the profits estimated to be realized by GWCM and its affiliates were reasonable in relation to the nature, extent and quality of the services provided.
Economies of Scale. At the Annual Meetings and November Meeting, the Board considered the extent to which economies of scale may be realized as the Funds grow and whether current fee levels reflect these economies of scale for the benefit of investors. In evaluating economies of scale, the Board considered, among other things, the current and proposed level of management fees payable by the Funds, and whether those fees include breakpoints, comparative fee information, the profitability and financial condition of GWCM, and the current level of each Fund’s assets. The Board noted that, under the New Advisory Agreement, breakpoints would be implemented for the following Funds: Great-West Goldman Sachs Mid Cap Value Fund, Great-West Invesco Small Cap Value Fund, Great-West Loomis Sayles Bond Fund, Great-West MFS International Growth Fund, Great-West Multi-Manager Small Cap Growth Fund, Great-West Putnam Equity Income Fund, Great-West High Yield Bond Fund, Great-West Templeton Global Bond Fund, Great-West International Index Fund, Great-West Real Estate Index Fund, Great-West S&P 500 Index Fund, Great-West Mid Cap 400 Index Fund, Great-West Small Cap 600 Index Fund and Great-West Stock Index Fund, and that Great-West Multi-Manager Large Cap Growth Fund’s breakpoint structure would remain the same under the New Advisory Agreement. Based on the information provided, the Board concluded for all Funds, including those without breakpoints in the management fees, any economies of scale currently being realized were appropriately being reflected in the management fee payable by the Funds.
Other Factors. At the Annual Meetings, the Board considered ancillary benefits derived or to be derived by GWCM from its relationship with the Funds as part of the total mix of information evaluated by the Board. The Board noted where services were provided to the Funds by affiliates of GWCM. The Board took into account the fact that the Funds are used as a funding vehicle under variable life and annuity contracts offered by insurance companies affiliated with GWCM and as a funding vehicle under retirement plans for which affiliates of GWCM may provide various retirement plan services. Additionally, the Board considered the extent to which GWCM’s parent company, Great-West Life & Annuity Insurance Company, and its affiliated insurance companies may receive benefits under the federal income tax laws with respect to tax deductions and credits. At the November Meeting, the Board concluded that the management fees for the Funds were reasonable, taking into account any ancillary benefits derived by GWCM.
Conclusion. Based upon all of the information considered and the conclusions reached, the Board determined that the terms of the New Advisory Agreement, including the management fees, are reasonable and that the New Advisory Agreement is in the best interests of each Fund and its shareholders, and unanimously approved the New Advisory Agreement for each Fund.

ITEM 2. CODE OF ETHICS.
(a)   As of the end of the period covered by this report, the registrant has adopted a Code of Ethics (the “Code of Ethics”) that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.
(b)   For purposes of this Item, "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:
(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;
(3) Compliance with applicable governmental laws, rules, and regulations;
(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
(5) Accountability for adherence to the code.
(c)   During the period covered by this report, there have been no amendments to the registrant’s Code of Ethics.
(d)   During the period covered by this report, the registrant has not granted any express or implicit waivers from the provisions of the Code of Ethics.
(e)  Registrant’s Code of Ethics is attached hereto.
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
Mr. Stephen McConahey is the audit committee financial expert and is "independent," pursuant to general instructions on Form N-CSR, Item 3.
An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an “audit committee financial expert.” Further, the designation of a person as an “audit committee financial expert” does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the “audit committee financial expert” designation. Similarly, the designation of a person as an “audit committee financial expert” does not affect the duties, obligations, or liability of any other member of the Audit Committee or Board of Directors.
ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
(a)   Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were: $820,000 for fiscal year 2015 and $866,000 for fiscal year 2016.

(b)   Audit-Related Fees. The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were: $90,000 for fiscal year 2015 and $60,000 for fiscal year 2016. The nature of the services comprising the fees disclosed under this category involved performance of 17f-2 (self-custody) audits and administrative services related to the audit.
(c)   Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were: $0 for fiscal year 2015 and $0 for fiscal year 2016.
(d)   All Other Fees. There were no fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs ((a) through (c) of this Item).
(e)  (1) Audit Committee’s Pre-Approval Policies and Procedures.
Pre-Approval of Audit Services. The Audit Committee must approve prior to retention all audit, review or attest engagements required under the securities laws that are provided to Great-West Funds by its independent auditors. The Audit Committee will not grant such approval to any auditors that are proposed to perform an audit for Great-West Funds if a chief executive officer, controller, chief financial officer, chief accounting officer or any person serving in an equivalent position for Great-West Funds that is responsible for the financial reporting or operations of Great-West Funds was employed by those auditors and participated in any capacity in an audit of Great-West Funds during the year period (or such other period proscribed under SEC rules) preceding the date of initiation of such audit.
Pre-Approval of Non-Audit Services. The Audit Committee must pre-approve any non-audit services, including tax services, to be provided to Great-West Funds by its independent auditors (except those within applicable de minimis statutory or regulatory exceptions)1 provided that Great-West Funds’ auditors will not provide the following non-audit services to Great-West Funds: (a) bookkeeping or other services related to the accounting records or financial statements of Great-West Funds; (b) financial information systems design and implementation; (c) appraisal or valuation services, fairness opinions, or contribution-in-kind reports; (d) actuarial services; (e) internal audit outsourcing services; (f) management functions or human resources; (g) broker-dealer, investment adviser, or investment banking services; (h) legal services; (i) expert services unrelated to the audit; and (j) any other service

1No pre-approval is required as to non-audit services provided to Great-West Funds if: (a) the aggregate amount of all non-audit services provided to Great-West Funds constitute not more than 5% of the total amount of revenues paid by Great-West Funds to the independent auditors during the fiscal year in which the services are provided; (b) these services were not recognized by Great-West Funds at the time of the engagement to be non-audit services; and (c) the services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee prior to the completion of the audit.

that the Public Company Accounting Oversight Board determines, by regulation, is impermissible. 2
Pre-approval with respect to Non-Great-West Funds Entities. The Audit Committee must pre-approve any non-audit services that relate directly to the operations and financial reporting of Great-West Funds (except those within applicable de minimis statutory or regulatory exceptions)3 to be provided by Great-West Funds’ auditors to (a) Great-West Funds’ investment adviser; and (b) any entity controlling, controlled by, or under common control with the investment adviser if that entity provides ongoing services to Great-West Funds.4 The Audit Committee may approve audit and non-audit services on a case-by-case basis or adopt pre-approval policies and procedures that are detailed as to a particular service, provided that the Audit Committee is informed promptly of each service, or use a combination of these approaches.
Delegation. The Audit Committee may delegate pre-approval authority to one or more of the Audit Committee's members. Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions to the Audit Committee at its next scheduled meeting.
(f)    (2) 100% of the services described pursuant to paragraphs (b) through (d) of this Item 4 of Form N-CSR were approved by the Audit Committee, and no such services were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(g)   Not Applicable.
(h)   The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for fiscal year 2015 equaled $745,000 and for fiscal year 2016 equaled $1,186,300.

2With respect to the prohibitions on (a) bookkeeping; (b) financial information systems design and implementation; (c) appraisal, valuation, fairness opinions, or contribution-in-kind reports; (d) actuarial; and (e) internal audit outsourcing, such services are permitted to be provided if it is reasonable to conclude that the results of these services will not be subject to audit procedures during an audit of the audit client's financial statements.
3For non-audit services provided to the adviser and entities in a control relationship with the adviser, no pre-approval is required if: (a) the aggregate amount of all non-audit services provided constitute not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the services are provided to Great-West Funds, Great-West Funds’ investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser if that entity provides ongoing services to Great-West Funds; (b) these services were not recognized by Great-West Funds at the time of the engagement to be non-audit services; and (c) the services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee prior to the completion of the audit.
4No pre-approval is required by the Audit Committee as to non-audit services provided to any Great-West Funds sub-adviser that primarily provides portfolio management services and is under the direction of another investment adviser and is not affiliated with Great-West Funds’ primary investment adviser.

(i)   The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.
ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.
ITEM 6. INVESTMENTS.
(a)  The schedule is included as part of the report to shareholders filed under Item 1 of this Form.
(b)  Not applicable.
ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.
ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors that were implemented after the registrant last provided disclosure in response to this Item.
ITEM 11. CONTROLS AND PROCEDURES.
(a)   The registrant's principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported, within the time periods specified in the commission's rules and forms and that such material information is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.

(b)   The registrant's principal executive officer and principal financial officer are aware of no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.
ITEM 12. EXHIBITS.
(a)  (1) Code of Ethics required by Item 2 of Form N-CSR attached hereto.
(2) A separate certification for each principal executive and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940 is attached hereto.
(3) Not applicable.
(b)   A separate certification for each principal executive and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940 is attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
GREAT-WEST FUNDS, INC.
By:	/s/ David L. Musto

David L. Musto
President & Chief Executive Officer
Date:February 23, 2017
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.
By:	/s/ David L. Musto

David L. Musto
President & Chief Executive Officer
Date:February 23, 2017
By:	/s/ Mary C. Maiers

Mary C. Maiers
Chief Financial Officer & Treasurer
Date:February 23, 2017